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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 29, 2005
                                                          --------------


                           JEFFERSON BANCSHARES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

         Tennessee                       0-50347              45-0508261
         ---------                      --------              ----------
(State or other jurisdiction of        (Commission           (IRS Employer
        incorporation)                 File Number)          Identification No.)

         120 Evans Avenue, Morristown, Tennessee                        37814
         ---------------------------------------                       ------
         (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (423) 586-8421
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
              ---------------------------------------------

         On April 29, 2005, Jefferson Bancshares, Inc., the holding company for Jefferson Federal Bank, announced its financial results for the quarter ended March 31, 2005. The press release announcing financial results for the quarter ended March 31, 2005 is included as Exhibit 99.1 and incorporated herein by reference.

ITEM 8.01     OTHER EVENTS
              ------------

         On April 29, 2005, Jefferson Bancshares issued a press release announcing that its Board of Directors had approved a stock repurchase program authorizing the Company to repurchase up to 10% of the Company's outstanding common stock, or approximately 839,000 shares. The press release announcing the stock repurchase is attached as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

         (a)  Financial Statements of Businesses Acquired: Not applicable

         (b)  Pro Forma Financial Information:  Not applicable

         (c)  Exhibits

              Number        Description
              ------        -----------

              99.1          Earnings Press Release Dated April 29, 2005

              99.2          Stock Repurchase Press Release Dated April 29, 2005



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            JEFFERSON BANCSHARES, INC.


Dated:  April 29, 2005                      By: /s/ Anderson L. Smith
                                                -----------------------------
                                                Anderson L. Smith
                                                President and
                                                 Chief Executive Officer